NOTE REPAYMENT AGREEMENT

AGREEMENT made as of the 9th day of January, 2008 by and among TAG Virgin Islands, Inc. ("Agent") as agent for Matthew J. Szulik ("Payee"), with an address at The Tunick Building, 1336 Beltjen Road, Suite 202, St. Thomas, VI 00802, Protein Polymer Technologies, Inc., with an address at 10655 Sorrento Valley Road, San Diego, California 92121 ("Maker"), and Barry Feiner, Esq., with respect to this matter counsel to Payee and Agent, with an office at 170 Harrison Avenue, Harrison, New York 10528 (the "Escrow Agent").

W I T N E S S E T H:

WHEREAS, as of the date hereof Payee has loaned Maker an aggregate of $5,876,000 represented by a secured note (the "4/13/06 Note," which term includes all amendments thereto) in the principal amount of $1,000,000 issued by Maker to Payee dated as of April 13, 2006 bearing annual interest at the rate of 8% that has been amended seven times to, among other things, increase the principal amount and extend the maturity date so that the principal amount of the 4/13/06 Note as of the date hereof is $5,876,000 and the maturity date is January 10, 2008; and

WHEREAS, the 4/13/06 Note is secured by the Collateral as defined in the 4/13/06 Note and the Security Agreement between Maker and Taurus Advisory Group, LLC ("TAG, LLC"), Agent's predecessor, as agent for Payee (the "Security Agreement") in accordance with the terms of the 4/13/06 Note, the Security Agreement, the Escrow Agreement dated as of April 13, 2006 among Maker, TAG, LLC as agent for Payee and the Escrow Agent, as escrow agent, (the "Escrow Agreement") and the Patent Assignment Agreement dated as of April 13, 2006 between Maker and TAG, LLC as agent for Payee (the "Patent Assignment Agreement"); and

WHEREAS, Maker desires to repay the 4/13/06 Note by issuing a new note (the "1/9/08 Note") to Payee in the principal amount of $6,414,837, which amount includes all $538,837 accrued and unpaid interest due on the 4/13/06 Note as of the date hereof, and Payee is agreeable to accepting payment for the 4/13/06 Note by the issuance of the 1/9/08 Note to him, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Recitals. The recitals are hereby incorporated herein and made a part hereof.

2. Repayment of 4/13/06 Note. As and for repayment of the 4/13/06 Note Maker shall issue to Payee and Payee agrees to accept from Maker the 1/9/08 Note in the form appended hereto as Exhibit A. Maker shall deliver the 4/13/06 Note to Payee in accordance with Agent's instructions upon receipt of which Payee shall return the 4/13/06 Note, including all Amendments thereto, to Payee.

3. Consideration. As consideration for Payee's agreement to accept the 1/9/08 Note in repayment of the 4/13/06 Note, Maker hereby issues to Payee cashless warrants in the form appended hereto as Exhibit B to purchase and aggregate of 2,438,000 shares of its Common Stock at an exercise price of $0. 061 per share, as adjusted pursuant to the anti dilution provisions set forth therein. As additional consideration, Maker hereby reduces the exercise price of the warrants issued on April 13. 2006 by it to Payee to purchase 500,000 shares of its Common Stock from $0.30 per share to $0.061 per, as adjusted pursuant to the anti dilution provisions set forth therein, and extends the termination date of these warrants from April 30, 2009, to January 31, 2011.

4. Amendments. It is the intention of Maker and Payee that all of the Collateral securing the 4/13/06 Note now secure the 1/9/08 Note. The Security Agreement, the Escrow Agreement and the Patent Assignment Agreement are all hereby amended so that all references to the 4/13/06 Note now mean the 1/9/08 Note and all Collateral securing the 4/13/06 Note now secures the 1/9/08 Note so that Payee has the rights, remedies and benefits of these Agreements as they relate to the payment of the 1/9/08 Note.

5. Representations and Warranties of Maker. Maker hereby represents and warrants to the other parties hereto that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all the necessary power and authority to perform its obligations under this Agreement; (ii) its execution and delivery of this Agreement, and the performance of its obligations and duties hereunder, will not conflict with or result in any breach of any provision of its certificate of incorporation or by laws, or result in a violation or breach of any other agreement to which it is a party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to it; and (iii) this Agreement has been duly and validly authorized by it and, when executed and delivered by it, will be its valid and binding agreement, enforceable against it by the other parties in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

6. Representations and Warranties of Payee. Payee hereby represents and warrants to the other parties hereto that (i) he has all the necessary power and authority to perform his obligations under this Agreement; (ii) his execution and delivery of this Agreement, and the performance of his obligations and duties hereunder, will not result in a violation or breach of any other agreement to which he is a party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to him; and (iii) this Agreement, when executed and delivered by him, will be his valid and binding agreement, enforceable against him by the other parties in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

7. Representations and Warranties of Agent. Agent represents and warrants to the other parties that it is authorized to act on behalf of Payee with respect to the transactions referred to in this Agreement.

8. Miscellaneous.

8.1 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party without prior written consent of the other parties.

8.2 Survival of Representations and Warranties. The warranties, representations and covenants of the parties contained in or made pursuant to this Agreement shall survive the termination of this Agreement.

8.3 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each of the parties. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

8.4 Section Headings. The Section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

8.5 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction designated by Payee (without regard to its conflict of laws principles) except with respect to the Escrow Agreement, which shall be governed by the laws set forth therein. Maker irrevocably consents to the exclusive personal jurisdiction of the federal and state courts, as applicable, designated by Payee for any matter arising out of or relating to this Agreement except with respect to matters arising out of or relating to the Escrow Agreement, for which Maker and Payee each consent to the personal jurisdiction of the courts set forth therein.

8.6 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature were the original thereof.

8.7 Notice. Any notice or other communication under the provisions of this Agreement shall be in writing, and shall be given by postage prepaid, registered or certified mail, return receipt requested, by hand delivery with receipt acknowledged, or

by a recognized overnight courier service, directed to the parties at their respective addresses as set forth above, or to any new address of which a party shall have informed the other parties by the giving of notice in the manner provided herein. Such notice or communication shall be effective upon receipt if hand delivered or sent by overnight courier service, or, if mailed, four days after mailing or ten days after mailing if mailed to the United States Virgin Islands. Notice may also be given by facsimile or email transmission to a party that provides its facsimile number or email address to the other parties and such notice shall be effective upon confirmation to the sender of receipt.

8.8 Further Assurances. The parties will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

8.9 Entire Agreement. This Agreement, the 1/9/08 Note, the Security Agreement, the Patent Security Agreement, the Escrow Agreement and the related agreements constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and undertakings of the parties in connection herewith. No covenant, representation or condition not expressed in this Agreement, the 1/9/08 Note, the Security Agreement, the Patent Security Agreement, the Escrow Agreement or the related agreements shall affect, or be effective to interpret, change or restrict, the express provisions of this Agreement.

8.10 Successors in Interest. Except as may be otherwise provided herein, all provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the parties and each of their respective heirs, executors, administrators, personal representatives, successors and assigns.

8.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provision, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated.

8.12 Gender/Plural. The neuter gender herein shall be deemed to include the masculine and/or feminine and vice versa, the masculine gender shall be deemed to include the feminine and vice versa, and the singular shall be deemed to include the plural and vice versa wherever necessary or appropriate or required by the context.

8.13 No Third Party Beneficiaries. No third party shall be a beneficiary of this Agreement, or derive any rights or benefits, or have any causes of action, hereunder.

(signature page to follow)

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Protein Polymer Technologies, Inc.

By:____________________________
James B. McCarthy,
Interim Chief Executive Officer

____
Barry Feiner, Esq., only with respect to
Sections 4 through 8

TAG Virgin Islands, Inc.,
as agent

____
James Tagliaferri, President